UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Upright Growth Fund

_____________________________________________________________________________________________

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

____________________________________________________________________________________________

September 30, 2017

Upright Growth Fund

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………………1

Schedule of Investments ……………………………………………………………….…………………..3

Statement of Assets and Liabilities…………………………………………………………………………6

Statement of Operations…………………………………………………………………….………………7

Statements of Changes in Net Assets………………………………………………………….……………8

Financial Highlights………………………………………………………….……………………………..9

Statement of Cash Flows.…………………………………………………….……………………………..10

Notes to Financial Statements………………………………………………………………………………11

Report of Independent Registered Public Accounting Firm…………………………………………..……14

Fund Expense……………………………………………………………………………………………….15

Security Holdings By Industry Sector………………………………………………………………………16

Trustees and Officers………………………………………………………………………………………..17

Upright Growth Fund

November 29, 2017

Dear Valued Shareholder:

We would like to present the Annual Report of Upright Growth Fund for the fiscal year from October 1, 2016 to September 30, 2017.  The Fund decreased 11.50% while the S&P 500 Index increased 18.61% for the same period.  We will discuss the reasons why the Fund is lagging the benchmark in the section below titled as such.

Market Review

The US stock market showed strong momentum in the past year after eight years of consecutive gain.  The momentum kept going even though the Shiller PE ratio was high.  This ratio is a cyclically adjusted price-to-earnings measurement, commonly known as CAPE. It uses ten-year instead of one-year earnings, which gives a more reasonable market valuation than the PE ratio because it eliminates fluctuations of the ratio caused by the variation of profit margin during business cycles.

As of September 2017, the Shiller PE ratio is 31, which means it is 85% higher than the historical mean of 16.7.  Comparing this number to 44 during the high tech bubble in 2000, and 27 during the 2008 financial crisis, the Shiller PE ratio shows the market is not a bargain anymore.  Even if using the Buffett indicator where the market valuation is based on the ratio of total market cap over GDP, this number currently reads 134%, also heading towards the overheated 151% during the high tech bubble 2000, and is already over the 110% during the financial crisis of 2008.

Why does the stock market continue to move higher?  We believe there are two reasons: 1) low interest rate environment; 2) strong corporate earnings growth.  10-year treasury notes are yielding 2.3% right now, similar to S&P500 dividend yield of 2%.  However, stocks provide capital appreciation, making it more attractive than bonds in today’s market.

Turning back the clock to high tech bubble era of 2000, 10-year notes were running at 6% yields while stock dividend at 2%.  During that time, any slightest disturbance in the market would send funds scrambling to bonds.  At the current historically relatively low bond rate environment, Buffett would aptly call it the – “not yesterday, but yes today” – adjustments.

Note:  US stocks will continue to move forward with corrections.

In a moving music piece, the principal melody (low interest rate) is often accompanied by a secondary (economy) melody.  During an exclusive interview of Warren Buffett by CNBC in February he said, “the strength and vitality of US economy is unbelievable.”  An average person may not sense the intensity of these words. Let me provide some statistics.  At 2014 year end, S&P500 earnings growth was just 2%, 2015 year-end earnings recorded a decline, 2016 year end posted 9% growth, and at the end of first quarter 2017, S&P500 earnings reached a spectacular 16% growth.  From these numbers one should easily capture the vibrancy in the US economy.

There is a good chance that the stock market may be supported at this elevated level for a while if the interest rate is kept low, and growth in corporate earnings continue to show strength.  Periodic corrections will help keep the market at a healthy pace.

Reasons Fund performance lagged benchmark in the past year

The Fund adopted a new strategy which worked well in the first nine months.  However, one of the major holdings, TEVA generic drug company, faced considerable headwinds in its recent history.  Even while delivering reasonable earnings in the past year, it lost nearly 85% of market cap. During the financial crisis in 2008, the stock was at its lowest of $46.  After 8 years at double the revenue and earnings, the market punished this company and saw its price fall from $71 to $11.  This precipitous drop was due to a $40 billion debt from an acquisition, and an undeniably competitive pricing environment for generic drugs.  That said, we believe the market had over-adjusted.  It largely ignored this company’s merits and strengths such as its long-standing R&D.  With its pipeline assets and its current price of $14 far below the book value of $30, we believe the new management is ready and able to handle the debt situation and regain grounds for the company.  The per share earnings of $3.8 in 2017, even if cut in half when the flagship Copaxone patent expires, the $1.9 per share earnings and a PE ratio of 7 still makes it a compelling company in the pharmaceutical industry.  This company needs some time to get back on track, and we believe patience is called for during this time.

In addition to TEVA, two other major holding companies that worked well on the strategy are APPLE and HIMAX.  They delivered healthy gains in the past year, and we believe they will continue to make contributions in the coming days.

Upright Growth Fund

Conclusion

Stocks in general are still fair-priced when considering the factors of the historically low interest rate environment.  The average dividend yield in the market is about 2% as opposed to a 10 year Treasury bond yield of 2.3%. Although the numbers seem fairly close, the stock market also provides attractive capital appreciation return to investors.

Do not let short-term uncertainty derail long-term investment goal. Periods of ambivalence can present challenges.  Correction is also inevitable for the market that is continually reaching new highs. We deem it healthy and necessary, while at the same time we pay close attention to market and stock valuations.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity. We appreciate your trust and business, and will always strive to achieve outstanding performance.

Sincerely,

David Y. S. Chiueh

Portfolio Manager

Upright Growth Fund

Portfolio Holdings

Upright Growth Fund VS S&P 500
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
0.00
S&P 500
20,0442.30
Upright Growth Fund
14,641.29
09/30/07
03/31/08
09/30/08
03/31/09
09/30/09
03/31/10
09/30/10
03/31/11
09/30/11
03/31/12
09/30/12
03/31/13
09/30/13
03/31/14
09/30/14
03/31/15
09/30/15
03/31/16
09/30/16
03/31/17
09/30/17

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2017

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	-11.50%	-1.22%	9.19%	2.32%
S&P 500 Index	18.61%	10.81%	14.22%	7.44%
* Inception January 21, 1999

Upright Growth Fund

Schedule of Investments
September 30, 2017

	Number of Shares	Market Value
Alt-energy Ser. - 1.42%
Plug Power Inc New* (1)	90,000	234,900

Auto/Truck - 0.51%
Johnson Controls International (1)	2,089	84,166

Bank Industry - 0.92%
Bank of America Corp (1)	6,000	152,040

Basic Material - 1.37%
Adient plc	208	17,470
Bhp Billiton Ltd Adr	800	32,424
DowDuPont Inc. (1)	1,000	69,630
Steelcase Inc (1)	7,000	107,800
	9,008	227,324

Chemicals Specialty - 0.03%
Mosaic Company	200	4,316

Consumer - 0.11%
Whirlpool Corp	100	18,454

Diversify Company - 0.35%
Proshs Ultrashrt S&P	1,250	58,313

Drug Manufacturer-other - 23.38%
Teva Pharm Inds Ltd Adrf (1)	220,000	3,872,000

Electronic - 0.87%
Silicon Motion Technology (1)	3,000	144,090

Electronic Equipment - 15.63%
Apple Computer Inc (1)	16,800	2,589,216

Food - 0.06%
Starbucks Corp	200	10,740

Generic Drug - 22.91%
Lannet Inc*(1)	20,000	369,000
Mylan NV Shs Euro* (1)	108,050	3,389,529
Valeant Pharma Intl*	2,500	35,825
	130,550	3,794,354

Healthcare Services - 0.10%
CVS Health Corp	200	16,264
	Number of Shares	Market Value
Internet Services - 0.89%
Facebook Inc* (1)	300	51,261
Alphabet Inc* (1)	100	95,911
	400	147,172
Insurance - 1.81%
Brighthouse Financial* (1)	227	13,802
Genworth Financial Inc* (1)	40,500	155,520
Metlife Inc (1)	2,500	129,875
	43,227	299,197
Leisure - 0.12%
Disney Walt Co	200	19,714

Machinery - 0.08%
Caterpillar, Inc	100	12,471

Medical Supplies - 1.77%
Abbott Laboratories (1)	5,500	293,480

Oil - 0.31%
Chevron Corporation	300	35,250
Transocean Offshore Inc*	1,500	16,140
	1,800	51,390
Pharmaceutical - 2.95%
Abbvie Inc Com (1)	5,500	488,730

Precious Metal - 0.24%
Proshares Ultra Gold*	1,000	39,600

Retail Special Lines - 2.09%
Alibaba Group Holding Ltd* (1)	2,000	345,420

IC Design - 17.82%
Himax Technologies Adr (1)	270,000	2,951,100

Semi-IntCircuits - 3.85%
Taiwan Semiconductor Adrf (1)	17,000	638,350

Total Common Stock (Cost 14,905,139))		16,492,799

Cash and Money Funds - 0.60%
Total Cash and Money Funds (Cost 99,939)		99,939

Total Investment Portfolio (Cost 15,005,078) - 100.18%		16,592,738

Liabilities In Excess of Other Assets - 0.18%		(29,520)

Net Assets - 100%		16,563,218

Upright Growth Fund

* Non income producing securities

(1) All or a part of this security is segregated in connection with obligations for the margin loan payable with a total value of approximately $9,643,000.

Statement of Assets and Liabilities September 30, 2017
ASSETS:
Investments, at market value (identified cost $15,005,078)	$16,592,738
Cash	558,514
Subscriptions receivable	223,000
Security sales receivable	10,334,576
Dividends receivable	1,875
Accrued interest receivable	48

Total Assets	$27,710,751

LIABILITIES: Margin loan payable	11,055,956
Accrued Investment advisory fees	47,797
Accrued Administrative fees	13,991
Accrued Custodian fees	2,689
Accrued Auditing fees	10,934
Accrued Trustee fees	3,500
Registration fees	3,284
Insurance fees	1,269
Miscellaneous	6,253
Redemption payable	1,716
Security purchases payable	144

Total Liabilities	11,147,533

NET ASSETS	16,563,218

NET ASSETS CONSIST OF:
Paid-in capital	14,910,863
Accumulated undistributed:
Net realized gain	64,694
Net unrealized appreciation (depreciation)	1,587,661
Net Assets (based on 1,685,048 shares outstanding)	$16,563,218

Net Asset Value, redemption price per share	$9.83

See accompanying notes to financial statements

Statement of Operations
For the Year Ended September 30, 2017

INVESTMENT INCOME:
Dividend income (net of Foreign taxes withheld $5,036)	$161,540
Interest income	9,519

Total investment income	171,059

EXPENSES:
Investment advisory fees	178,430
Administrative fees	52,508
Custodian fees	7,097
Auditors and legal fees	10,045
Trustee fees	1,730
Blue sky fees	1,488
Insurance fees	1,021
Interest on margin loan	22,423
Miscellaneous	10,947
Total expenses	285,689

NET INVESTMENTLOSS	(114,630)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investment securities	(1,675,219)
Net realized gain on option transactions	2,048,941
Change in unrealized appreciation (depreciation) on investments-net	(1,041,090)

Total realized and unrealized loss on investments-net	(667,368)
$(781,998)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS

See accompanying notes to financial statements.

Upright Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	For the Years Ended
	September 30,
	2017	2016
OPERATIONS
Net investment loss	$(114,630)	$(51,321)
Net realized gain on investment transactions	373,722	1,684,457
Net change in unrealized appreciation (depreciation) on investments	(1,041,090)	(195,948)

Net increase (decrease) in net assets from operations	(781,998)	1,437,188
Distributions to Shareholders
From realized gains from securities transactions	(1,670,766)	(454,934)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,394,527	776,301
Payments for shares redeemed	(2,074,225)	(912,809)
Reinvestment of distributions	1,670,766	454,934

Net increase in net assets from capital share transactions	8,991,068	318,426

TOTAL INCREASE IN NET ASSETS	6,538,304	1,300,680

NET ASSETS:
Beginning of year	10,024,914	8,724,234

End of year	$16,563,218	$10,024,914

CHANGES IN SHARES OUTSTANDING
Shares sold	976,376	62,004
Shares reinvested	158,667	37,598
Shares redeemed	(193,582)	(72,529)

Net increase in shares outstanding	941,461	27,073

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year

	Years Ended September 30,
	2017	2016	2015	2014	2013
PER SHARE DATA
Net asset value, beginning of year	13.48	12.18	14.41	10.67	8.96
Investment operations:
Net investment loss*	(0.11)	(0.07)	(0.02)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.29)	2.02	(0.95)	3.80	1.73

Total from investment operations	(1.40)	1.95	(0.97)	3.74	1.71

Less distributions from net realized gains	(2.25)	(0.65)	(1.26)	-	-

Net asset value, end of year	9.83	13.48	12.18	14.41	10.67

TOTAL RETURN	(11.50%)	16.62%	(6.78%)	35.01%	19.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	16,563	10,025	12,629	8,863	7,132

Ratio of net expenses to average net assets	2.40%		2.16%	2.17%	2.22%
		2.19%
Ratio of net investment loss to average net assets	(0.96%)		(0.52%)	(0.23%)	(0.95%)
		(0.54%)
	329.36%		46.71%	4.71%	13.05%
Portfolio turnover rate		10.19%

* Calculated based on the average number of shares outstanding during the period
See accompanying notes to financial statements

Upright Growth Fund

Statement of Cash Flows
For the Year Ended September 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	$(41,133,449)
Payments made to cover options	(747,162)
Payments made to cover short positions	(196,138)
Sales of portfolio securities	19,665,256
Proceeds from put options written	2,796,102
Proceeds from short sales	189,989
Interests and dividends received	170,318
Interest expenses paid	(22,423)
Operating expenses paid	(235,505)

Net cash used by operating activities	(19,513,012)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	9,170,986
Payments for shares redeemed	(2,071,968)
Proceeds from margin account	11,055,956

Net cash provided by financing activities	18,154,974

NET DECREASE IN CASH	(1,358,038)
CASH AT BEGINNING OF PERIOD	1,916,552
CASH AT END OF PERIOD	$558,514

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations Purchases of portfolio securities	$(781,998) (41,133,449)
Payments made to cover options	(747,162)
Payments made to cover short positions	(196,138)
Sales of portfolio securities	19,665,256
Proceeds from put options written	2,796,102
Proceeds from short sales	189,989
Net realized gain on investments	(373,722)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	1,041,090
Increase in interest and dividend receivable	(741)
Increase in accrued expenses and other payables	27,761

Net cash used by operating activities	$(19,513,012)
See accompanying notes to financial statements

Upright Growth Fund

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open- end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2017:

Level 1

      $ 16,592,738

Level 2

           -

Level 3

                         -

Total

      $ 16,592,738

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of permanent differences between book and tax accounting.  These reclassifications have no impact on the net asset value of the fund. These reclassifications for the year ended September 30, 2017 decreased undistributed net investment loss by $142,264 and decreased accumulated undistributed net realized gain by $142,264.

During the year ended September 30, 2016, the Fund failed the diversification of assets under the Internal Revenue Code (IRC) Subchapter M for the third quarter ending June 30, 2016.  The Fund had six months to correct the diversification of assets subject to penalty assessed under IRC Subchapter M. The Fund requested a waiver of this penalty from the Internal Revenue Service (“IRS”) and to date, the IRS has not either assessed or waived the

Upright Growth Fund

penalty.  Any penalty assessed by the IRS will be assumed by the Advisor.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter into any repurchase agreements during 2017 or 2016.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2017.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  Securities were purchased on margin during the year ended on September 30, 2017. The average amount of outstanding borrowings during the year ended September 30, 2017 was $1,218,597, and the average interest rate on those borrowings was 1.84%. The Fund may borrow up to one third of its total assets. As of September 30, 2017, the Fund had outstanding margin account balance of $11,055,956 with Interactive Brokers. The margin account bears interests at blended rates based on tiered spreads above a benchmark. The weighted average interest rate on the account at the end of the period was approximately 1.43%. During the year ended September 30, 2017, the fund paid $22,423 in margin interest.  On October 2, 2017, the Fund paid off the outstanding margin loan.

On June 1, 2017 and from August 18 to September 29, 2017, for about a month and a half, the margin leverage exceeded 1/3 of the Fund’s total net assets.  During this period, the Fund believed securities purchased in connection with the expiration of its short puts, principally MYL and TEVA, were undervalued following temporary, irrational market behavior. These securities were purchased to reduce potential losses related to option obligations and to increase potential gains. The performance of these securities subsequent to this period showed the Fund’s leverage had contributed to reducing potential losses on TEVA securities and MYL securities.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2017 (excluding repurchase agreements and short-term securities), were as follows:

Purchases                                       $41,133,593

Proceeds from sales                            $28,153,480

As of September 30, 2017, the gross unrealized appreciation for all securities totaled $4,632,384 and the gross unrealized depreciation for all securities totaled ($3,461,213) for a net unrealized appreciation of $1,171,171 for tax purposes.  The aggregate cost of securities on September 30, 2017 was $15,421,567 for tax purposes.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets. The Fund has accrued $47,797 of adviser fees at September 30, 2017.  During the year ended September 30, 2017 the fund incurred $178,430 in advisory fees.

Upright Growth Fund

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $10 million of average daily net assets, 0.40% of the Fund’s average daily net assets for average daily net assets between $10 million and $20 million, and 0.35% of the Fund’s average daily net assets for average daily net assets over $20 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund has accrued $13,991 of administrative fees at September 30, 2017. During the year ended September 30, 2017, the Fund incurred $52,508 in administrative fees.

The adviser has paid the trustee fee; accordingly, the trustee fee payable is due to the advisor.

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund.

5. DERIVATIVES

A derivative is a financial instrument which has a value that is based on—or “derived from”—the values of other assets.

Options Contracts

During the year, the Fund sold put options to generate income. Writing put options tends to increase a Fund’s exposure to the underlying instrument. When a fund writes a put option an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the options written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing put options which are exercised or closed are offset against amounts paid on the underlying security transaction to determine the cost basis of the security purchased.

 As of September 30, 2017, the Fund had no options outstanding because these options had been exercised.  The effect of derivative instruments that are included on the Statement of Operations for the year ended September 30, 2017 was as follows:

Amount of Realized Gain on Derivatives

Realized gain on investments
Options contracts	$ 2,048,941

The premium amount and the number of put option contracts written by the Fund during the year ended September 30, 2017, were as follows:

Activity	Number of contracts	Premium Amount
Put options written	77,898	2,796,101.77
Put options buy to close	-1,176	-137,766
Put options assigned	-10,967	-609,395
Put options expirations	-65,755	-2,048,941
Total	0	0

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The components of distributable earnings on a tax basis were as follows:

Accumulated net realized gain of investments	481,184
Unrealized appreciation on investments	1,171,171
Total	$1,652,355

The tax character of distributions paid for the years ended September 30, 2017 and 2016 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Distributions
9/30/17	$70,850	$1,599,916	$1,670,766
9/30/16	--	$454,934	$454,934

7. SUBSEQUENT EVENTS

Upright Growth Fund

Management has determined that no material events or transactions occurred through the date on which these financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Upright Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Upright Growth Fund (the “Fund”) as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the years ended September 30, 2015, 2014, and 2013 were audited by other auditors whose report dated December 11, 2015 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Upright Growth Fund as of September 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 12, 2018

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND EXPENSES (Unaudited)

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2017 through September 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2017	September 30, 2017	April 1, 2017 to September 30, 2017

Actual	$1,000.00	$729.23	$10.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.04	$12.11

* Expenses are equal to each Fund's annualized expense ratio of 2.40%, multiplied by the average account value over the period, Multiplied by 183/365 (to reflect the one-half year period).

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2017

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

     The pie chart calculation is based on Total Investments of $ 16,592,738.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chief Executive Officer and Chief Compliance Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Tait,Weller & Baker, LLP

1818 Market Street, Suite 2400,

Philadelphia, PA  19103

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: January 12, 2018

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: January 12, 2018

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2017

$10,000

FY 2016

$10,000

(b) Audit-Related Fees

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2017

$ 0

FY 2016

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herewith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

Upright Growth Fund

For the year ended September 30, 2017 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: January 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date: January 12, 2018

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: January 12, 2018

* Print the name and title of each signing officer under his or her signature.